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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 19, 2006
                                                          --------------


                      PROVIDENT COMMUNITY BANCSHARES, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                          1-5735              57-1001177
      --------                        ---------             ----------
(State or other jurisdiction of      (Commission           (IRS Employer
incorporation or organization)       File Number)         Identification No.)


203 West Main Street, Union, South Carolina                 29379-0886
-------------------------------------------                 ----------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:         (864) 427-9000
                                                            --------------


                        Union Financial Bancshares, Inc.
                        --------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(C))


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ITEM 8.01   OTHER EVENTS.
            ------------

      On April 19, 2006, Union Financial Bancshares, Inc. (the "Company") issued a press release announcing that it changed its name to Provident Community Bancshares, Inc. In connection with the name change, the Company will begin trading on the Nasdaq Stock Market under the ticker symbol "PCBS" effective the opening of business on April 20, 2006.

      A copy of the press release announcing the name change is attached hereto as Exhibit 99.1 and incorporated by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (a)   Financial Statements of Business Acquired: Not applicable

      (b)   Pro Forma Financial Information: Not applicable

      (c)   Shell Company Transactions: Not applicable

      (d)   Exhibits


      Exhibit No.             Description
      ----------              -----------

      99.1                    Press release, dated April 19, 2006



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                PROVIDENT COMMUNITY BANCSHARES,
                                INC.


Dated: April  19, 2006          By: /s/ Dwight V. Neese
                                    --------------------------------------------
                                    Dwight V. Neese
                                    President and Chief Executive Officer